EXHIBIT (a)(1)(N)
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                          TENDER OFFER INSTRUCTION FORM
                          -----------------------------

                               PARTICIPANTS IN THE
                   HAWAIIAN AIRLINES, INC. 401(K) SAVINGS PLAN
                   -------------------------------------------


               BEFORE COMPLETING THIS FORM, PLEASE CAREFULLY READ
               --------------------------------------------------
                          THE ACCOMPANYING INFORMATION

         In response to the Offer from Hawaiian Airlines dated May 31, 2002, for its shares of common stock, I hereby instruct Vanguard Fiduciary Trust Company to tender or not to tender Hawaiian Airlines, Inc. shares in my Plan account in response to the Offer as follows (PLEASE CHECK ONE BOX BELOW OR ENTER THE PERCENTAGE OF SHARES TO BE TENDERED, AND COMPLETE):


________ TENDER. I DIRECT VANGUARD TO TENDER ALL OF THE SHARES CREDITED TO MY PLAN ACCOUNT IN RESPONSE TO THE OFFER (100% will be tendered).

________%TENDER. I DIRECT VANGUARD TO TENDER A PORTION OF THE SHARES CREDITED TO MY PLAN ACCOUNT IN RESPONSE TO THE OFFER (enter whole percentage only).

________ DO NOT TENDER. I DIRECT VANGUARD NOT TO TENDER ANY OF THE SHARES CREDITED TO MY PLAN ACCOUNT IN RESPONSE TO THE OFFER.

IMPORTANT: IF YOU DO NOT RESPOND, VANGUARD WILL NOT TENDER SHARES IN YOUR PLAN ACCOUNT. INSTRUCTION FORMS SIGNED AND RETURNED WITHOUT THE REQUIRED INFORMATION WILL BE INCOMPLETE AND, THEREFORE, WILL BE TREATED AS IF NO RESPONSE WAS PROVIDED.

         All instructions received by Vanguard from individual participants will be held in confidence and will not be divulged to any person, including Hawaiian Airlines and any unions. If you have any questions about providing your instruction to Vanguard, please contact a Vanguard Participant Services associate at (800) 523-1188.

NOTE: THIS FORM MUST BE RECEIVED BY 12:00 NOON NEW YORK CITY TIME ON JUNE 24, 2002, THE PLAN DEADLINE. TO ENSURE TIMELY DELIVERY YOU ARE STRONGLY ENCOURAGED TO FAX YOUR INSTRUCTION FORM TO VANGUARD'S ATTENTION AT (877) 226-7171.

                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Please Print Name

                                        _______________________________________
                                        Social Security Number

                                        _______________________________________
                                        Date

                                        _______________________________________
                                        Daytime Phone Number